UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2005

ORIGINALLY NEW YORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50013	91-2107890
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2505 Anthem Village Dr., Suite E-404

Henderson, Nevada 89052

(Address of principal executive office)

(702) 407-8222

(Registrant's telephone number, including area code)

________________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant's Certifying Accountant

(a) (i)  Beckstead and Watts, LLP resigned as the Company's independent registered public accounting firm by letter dated July 20, 2005.

(ii)  The report of Beckstead and Watts, LLP on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to the Company's ability to continue as a "going concern".

(iii)  There has been no disagreement between the Company and Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Beckstead and Watts, LLP, could have caused Beckstead and Watts, LLP to make reference to the subject matter of the disagreement in connection with its report.

(iv)  The Company has requested that Beckstead and Watts, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

(b)  Management intends to retain new independent accountants as soon as possible and will file a Form 8-K when the new accountant is engaged.

Item 9.01

Financial Statements and Exhibits

(c)  Exhibits

16.1

Letter from Beckstead and Watts, LLP to the Securities and Exchange Commission dated August 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINALLY NEW YORK, INC.

Date:  August 3, 2005

By:

/s/ Leonard H. Luner

Leonard H. Luner,

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Beckstead and Watts, LLP to the Securities and Exchange Commission dated August 2, 2005.